Note 9 - Income Taxes: The Cumulative Tax Effect At The Expected Rate of 34% of Significant Items Comprising Our Net Deferred Tax Amount Is As Follows (Details) - USD ($)	Jan. 31, 2017	Jul. 31, 2016
Details
Net loss before income taxes per financial statements	$ (4,120,043)	$ (4,447,318)
Income tax recovery	(1,400,800)	(2,649,200)
Timing difference and other	1,330,200	2,317,600
Provision for income taxes	$ 0	$ 0